UBS Investment Bank
                            Fixed Bid Stratification

(DELCODE in ('BID,CMT,OWN,SVC')) and (CURRBAL gt 0); 30Yr Investor; (ORIGBAL le 250000)

Pool Summary               COUNT      UPB                 %
---------------------------------------------------------------
Conforming                 224        $21,174,563.61    100.00%
---------------------------------------------------------------
Total:                     224        $21,174,563.61    100.00%
---------------------------------------------------------------
Adjusted Balance: $21,089,082.71
Data as of Date: 2004-06-01
AVG UPB: $94,529.30
GROSS WAC: 6.7418%
NET WAC: 6.460%
% SF/PUD: 53.37%
% FULL/ALT: 33.16%
% CASHOUT: 31.97%
% PURCHASE: 52.32%
% BUYDOWN: 0.00%
% INVESTOR: 100.00%
% LTV > 80 NO MI: 0.58%
WA LTV: 73.22%
% FICO > 679: 69.55%
% NO FICO: 0.00%
WA FICO: 709
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 4.22%
CALIFORNIA %: 8.94%
Latest Maturity Date: 20340601
--------------------------------------------------------------------


Product Type                 COUNT            UPB              %
--------------------------------------------------------------------
30 YR FXD                      224       $21,174,563.61    100.00%
--------------------------------------------------------------------
Total:                         224       $21,174,563.61    100.00%


Original Balance             COUNT            UPB              %
--------------------------------------------------------------------
$0.01 - $50,000.00              51       $ 1,805,285.36      8.53%
$50,000.01 - $100,000.00        93         6,740,367.57     31.83
$100,000.01 - $150,000.00       40         4,959,355.38     23.42
$150,000.01 - $200,000.00       23         3,902,047.41     18.43
$200,000.01 - $250,000.00       17         3,767,507.89     17.79
--------------------------------------------------------------------
Total:                         224       $21,174,563.61    100.00%
--------------------------------------------------------------------
Minimum: $15,300.00
Maximum: $250,000.00
Average: $94,597.27


Unpaid Balance               COUNT            UPB              %
--------------------------------------------------------------------
$0.01 - $50,000.00              51       $ 1,805,285.36      8.53%
$50,000.01 - $100,000.00        93         6,740,367.57     31.83
$100,000.01 - $150,000.00       40         4,959,355.38     23.42
$150,000.01 - $200,000.00       23         3,902,047.41     18.43
$200,000.01 - $250,000.00       17         3,767,507.89     17.79
-------------------------------------------------------------------
Total:                         224       $21,174,563.61    100.00%
-------------------------------------------------------------------
Minimum: $15,300.00
Maximum: $250,000.00
Average: $94,529.30


Gross Rate                   COUNT            UPB              %
--------------------------------------------------------------------
6.251% - 6.500%                 66       $ 6,224,281.49     29.40%
6.501% - 6.750%                 88         8,240,586.74     38.92
6.751% - 7.000%                 58         5,276,877.85     24.92
7.001% - 7.250%                  8           965,067.53      4.56
7.251% - 7.500%                  1            58,500.00      0.28
7.501% - 7.750%                  1           193,600.00      0.91
8.501% - 8.750%                  2           215,650.00      1.02
--------------------------------------------------------------------
Total:                         224       $21,174,563.61    100.00%
--------------------------------------------------------------------
Minimum: 6.500%
Maximum: 8.750%
Weighted Average:   6.742%


Net Rate                     COUNT            UPB              %
--------------------------------------------------------------------
6.001% - 6.250%                 79       $ 7,067,623.32     33.38%
6.251% - 6.500%                 95         9,201,970.12     43.46
6.501% - 6.750%                 41         3,969,159.69     18.74
6.751% - 7.000%                  5           468,060.48      2.21
7.001% - 7.250%                  1            58,500.00      0.28
7.251% - 7.500%                  1           193,600.00      0.91
8.251% - 8.500%                  2           215,650.00      1.02
--------------------------------------------------------------------
Total:                         224       $21,174,563.61    100.00%
--------------------------------------------------------------------
Minimum: 6.250%
Maximum: 8.500%
Weighted Average:   6.460%


Original Term to Maturity    COUNT            UPB              %
--------------------------------------------------------------------
241 - 300                        2       $   210,457.00      0.99%
360 - 360                      222        20,964,106.61     99.01
--------------------------------------------------------------------
Total:                         224       $21,174,563.61    100.00%
--------------------------------------------------------------------
Minimum:     300
Maximum:     360
Weighted Average:  359


Remaining Term to Stated     COUNT            UPB              %
Maturity
--------------------------------------------------------------------
241 - 300                        2       $   210,457.00      0.99%
301 - 359                      163        15,121,009.61     71.41
360 - 360                       59         5,843,097.00     27.59
--------------------------------------------------------------------
Total:                         224       $21,174,563.61    100.00%
--------------------------------------------------------------------
Minimum:     298
Maximum:     360
Weighted Average:  358


Seasoning                    COUNT            UPB              %
--------------------------------------------------------------------
<=0                             51       $ 5,008,117.00     23.65%
1 - 1                           67         6,090,250.04     28.76
2 - 2                           54         4,954,805.67     23.40
3 - 3                           37         3,556,306.34     16.80
4 - 4                            7           798,755.13      3.77
5 - 5                            1            41,250.00      0.19
6 - 6                            1           224,020.43      1.06
7 - 12                           5           482,500.00      2.28
13 - 24                          1            18,559.00      0.09
--------------------------------------------------------------------
Total:                         224       $21,174,563.61    100.00%
--------------------------------------------------------------------
Minimum:     0
Maximum:     14
Weighted Average:  2

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
I:\Cas Final\Gary\CasMaster_gc2 3.0.cas    Jun 9, 2004 11:04         Page 1 of 3

                               UBS Investment Bank
                            Fixed Bid Stratification

(DELCODE in ('BID,CMT,OWN,SVC')) and (CURRBAL gt 0); 30Yr Investor; (ORIGBAL le 250000)


FICO Scores                  COUNT            UPB              %
--------------------------------------------------------------------
600 - 609                        1       $    47,700.00      0.23%
610 - 619                        3           352,700.00      1.67
620 - 629                        4           205,377.05      0.97
630 - 639                        9         1,020,773.22      4.82
640 - 649                        4           519,988.66      2.46
650 - 659                       17         1,742,539.94      8.23
660 - 669                       16         1,265,499.25      5.98
670 - 679                       14         1,292,260.00      6.10
680 - 689                       16         1,710,431.86      8.08
690 - 699                       10           961,786.03      4.54
700 - 709                       18         1,829,390.05      8.64
710 - 719                       13         1,137,176.68      5.37
720 - 729                       17         1,851,929.53      8.75
730 - 739                       14         1,162,559.91      5.49
740 - 749                       12           949,920.82      4.49
750 - 759                       11           960,107.81      4.53
760 - 769                       11         1,168,269.16      5.52
770 - 779                       15         1,373,250.01      6.49
780 - 789                       10           766,682.43      3.62
790 - 799                        7           718,567.00      3.39
800 - 809                        1            59,400.00      0.28
810 - 819                        1            78,254.20      0.37
--------------------------------------------------------------------
Total:                         224       $21,174,563.61    100.00%
--------------------------------------------------------------------
Minimum:     600
Maximum:     812
Weighted Average:  709


Loan To Value Ratio          COUNT            UPB              %
--------------------------------------------------------------------
25.001% - 30.000%                3       $   248,718.55      1.17%
30.001% - 35.000%                2           287,000.00      1.36
35.001% - 40.000%                2           124,859.20      0.59
40.001% - 45.000%                5           507,682.84      2.40
50.001% - 55.000%                4           442,144.83      2.09
55.001% - 60.000%                8         1,209,848.31      5.71
60.001% - 65.000%               20         2,217,382.66     10.47
65.001% - 70.000%               28         3,469,359.15     16.38
70.001% - 75.000%               24         2,076,015.32      9.80
75.001% - 80.000%               70         5,950,609.31     28.10
80.001% - 85.000%               14         1,487,670.20      7.03
85.001% - 90.000%               44         3,153,273.24     14.89
--------------------------------------------------------------------
Total:                         224       $21,174,563.61    100.00%
--------------------------------------------------------------------
Minimum: 25.64%
Maximum: 90.00%
Weighted Average: 73.22%


Combined Loan To Value Rati  COUNT            UPB              %
--------------------------------------------------------------------
25.001% - 30.000%                3       $   248,718.55      1.17%
30.001% - 35.000%                2           287,000.00      1.36
35.001% - 40.000%                2           124,859.20      0.59
40.001% - 45.000%                5           507,682.84      2.40
50.001% - 55.000%                4           442,144.83      2.09
55.001% - 60.000%                8         1,209,848.31      5.71
60.001% - 65.000%               20         2,217,382.66     10.47
65.001% - 70.000%               28         3,469,359.15     16.38
70.001% - 75.000%               23         1,959,015.32      9.25
75.001% - 80.000%               68         5,742,909.31     27.12
80.001% - 85.000%               15         1,523,370.20      7.19
85.001% - 90.000%               46         3,442,273.24     16.26
--------------------------------------------------------------------
Total:                         224       $21,174,563.61    100.00%
--------------------------------------------------------------------
Minimum: 25.64%
Maximum: 90.00%
Weighted Average:   73.39%


DTI                          COUNT            UPB              %
--------------------------------------------------------------------
<=0.000%                       126        12,988,292.20     61.34%
6.001% - 11.000%                 3           275,100.00      1.30
11.001% - 16.000%                1           122,850.00      0.58
16.001% - 21.000%                6           433,796.21      2.05
21.001% - 26.000%                8           466,515.12      2.20
26.001% - 31.000%               10           941,900.00      4.45
31.001% - 36.000%                5           280,158.68      1.32
36.001% - 41.000%               15         1,209,742.60      5.71
41.001% - 46.000%               11           906,053.98      4.28
46.001% - 51.000%               12         1,515,627.77      7.16
51.001% - 56.000%                9           483,882.42      2.29
56.001% - 61.000%                6           553,300.00      2.61
61.001% - 66.000%                7           509,720.01      2.41
66.001% - 71.000%                3           170,050.00      0.80
71.001% - 76.000%                1           193,824.62      0.92
96.001% - 101.000%               1           123,750.00      0.58
Total:                         224       $21,174,563.61    100.00%
Minimum: 0.000%
Maximum: 96.650%
Weighted Average: 42.499%


Geographic Concentration     COUNT            UPB              %
--------------------------------------------------------------------
New Jersey                      21       $ 2,312,833.56     10.92%
Maryland                        14         2,133,525.70     10.08
Florida                         23         2,022,738.78      9.55
California                      11         1,893,057.80      8.94
Pennsylvania                    26         1,436,074.57      6.78
Virginia                        12         1,331,133.86      6.29
New York                         9         1,163,684.20      5.50
Illinois                         8           891,760.71      4.21
Texas                            8           715,991.99      3.38
Michigan                        10           603,015.28      2.85
Kansas                           5           547,239.57      2.58
Georgia                          7           546,327.83      2.58
Connecticut                      4           531,900.00      2.51
Arizona                          7           498,853.59      2.36
Indiana                          9           439,127.08      2.07
Vermont                          4           430,532.61      2.03
South Carolina                   5           315,914.98      1.49
Rhode Island                     2           303,400.00      1.43
Nevada                           2           257,500.00      1.22
Ohio                             3           242,200.00      1.14
North Carolina                   4           231,197.09      1.09
Hawaii                           2           227,051.65      1.07
Alaska                           1           217,130.48      1.03
Massachusetts                    1           216,000.00      1.02
South Dakota                     3           215,599.95      1.02
Missouri                         3           156,615.85      0.74
Idaho                            2           154,424.27      0.73
Tennessee                        1           150,470.34      0.71
New Mexico                       2           144,592.31      0.68
Minnesota                        1           124,761.00      0.59
West Virginia                    3           115,156.00      0.54
Kentucky                         1           112,000.00      0.53
Iowa                             1            93,920.01      0.44
New Hampshire                    1            78,000.00      0.37
Louisiana                        2            70,464.48      0.33
Wyoming                          1            59,949.59      0.28
Washington                       1            54,704.00      0.26
Delaware                         1            41,400.00      0.20
Colorado                         1            41,214.48      0.19
Arkansas                         1            28,800.00      0.14
Wisconsin                        1            24,300.00      0.11
--------------------------------------------------------------------
Total:                         224       $21,174,563.61    100.00%
--------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
I:\Cas Final\Gary\CasMaster_gc2 3.0.cas    Jun 9, 2004 11:04         Page 2 of 3

                               UBS Investment Bank
                            Fixed Bid Stratification

(DELCODE in ('BID,CMT,OWN,SVC')) and (CURRBAL gt 0); 30Yr Investor; (ORIGBAL le 250000)


North-South CA               COUNT            UPB              %
--------------------------------------------------------------------
States Not CA                  213       $19,281,505.81     91.06%
South CA                         7         1,115,736.68      5.27
North CA                         4           777,321.12      3.67
--------------------------------------------------------------------
Total:                         224       $21,174,563.61    100.00%


Zip Code Concentration       COUNT            UPB              %
--------------------------------------------------------------------
07462                            7       $   546,424.92      2.58%
48111                            5           315,427.05      1.49
33409                            3           283,832.27      1.34
23503                            2           254,500.00      1.20
11223                            1           250,000.00      1.18
Other                          206        19,524,379.37     92.21
--------------------------------------------------------------------
Total:                         224       $21,174,563.61    100.00%


Loan Purpose                 COUNT            UPB              %
--------------------------------------------------------------------
Purchase                       134       $11,079,567.88     52.32%
Cash Out Refi                   62         6,769,560.70     31.97
Rate & Term Refi                28         3,325,435.03     15.70
--------------------------------------------------------------------
Total:                         224       $21,174,563.61    100.00%


Document Type                COUNT            UPB              %
--------------------------------------------------------------------
Full                            73       $ 6,613,155.74     31.23%
No Doc                          50         4,854,001.69     22.92
No Income No Asset              30         3,767,399.52     17.79
DL                              52         3,676,662.65     17.36
Asset Only                       6           664,194.40      3.14
Stated Doc                       2           423,383.88      2.00
Alternate                        3           409,250.00      1.93
Stated Income Full Asset         4           360,047.13      1.70
No Ratio                         2           271,909.60      1.28
Streamline                       2           134,559.00      0.64
--------------------------------------------------------------------
Total:                         224       $21,174,563.61    100.00%


Property Type                COUNT            UPB              %
--------------------------------------------------------------------
Single Family                  111       $ 9,517,494.14     44.95%
Two Family                      40         4,351,359.61     20.55
Low Rise Condo (2-4 floors)     22         1,854,146.94      8.76
Pud                             14         1,600,297.96      7.56
Condomimium                     15         1,492,182.92      7.05
Three Family                     9         1,405,382.36      6.64
Four Family                      4           536,817.75      2.54
High Rise Condo (gt 8 floors)    3           233,781.93      1.10
Single Family Attached           6           183,100.00      0.86
--------------------------------------------------------------------
Total:                         224       $21,174,563.61    100.00%


Occupancy                    COUNT            UPB              %
--------------------------------------------------------------------
Investor Occupied              224       $21,174,563.61    100.00%
--------------------------------------------------------------------
Total:                         224       $21,174,563.61    100.00%


Prepayment Penalty (Months)  COUNT            UPB              %
--------------------------------------------------------------------
0.000                          217       $20,281,380.62     95.78%
6.000                            2           281,000.00      1.33
36.000                           1           104,827.36      0.50
60.000                           4           507,355.63      2.40
--------------------------------------------------------------------
Total:                         224       $21,174,563.61    100.00%
--------------------------------------------------------------------
wa Term: 1.695


Balloon Flag                 COUNT        UPB            %
--------------------------------------------------------------------
Not a Balloon Loan             220      $20,709,114.46      97.80%
                                 4          465,449.15       2.20
--------------------------------------------------------------------
Total:                         224      $21,174,563.61     100.00%


Silent 2nd                   COUNT        UPB            %
--------------------------------------------------------------------
N                              219      $20,537,114.46      96.99%
Y                                1          172,000.00       0.81
                                 4          465,449.15       2.20
--------------------------------------------------------------------
Total:                         224      $21,174,563.61     100.00%


Lien Position                COUNT        UPB            %
--------------------------------------------------------------------
1                              224      $21,174,563.61     100.00%
--------------------------------------------------------------------
Total:                         224      $21,174,563.61     100.00%


Mortgage Ins.                 COUNT        UPB            %
--------------------------------------------------------------------
Amerin                           2      $   142,920.00       0.67%
Assumed PMI Coverage             4          342,680.00       1.62
GEMICO                           5          288,128.00       1.36
MGIC                             4          491,403.49       2.32
No MI                            1          122,850.00       0.58
PMI Mortgage Insurance          10        1,166,686.76       5.51
Radian Guaranty                  1           54,950.28       0.26
Republic Mortgage Insurance      3          327,765.83       1.55
United Guaranty                 28        1,703,559.08       8.05
LTV <=80                       166       16,533,620.17      78.08
--------------------------------------------------------------------
Total:                         224      $21,174,563.61     100.00%
--------------------------------------------------------------------
% LTV > 80 NO MI:    0.58%



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
I:\Cas Final\Gary\CasMaster_gc2 3.0.cas    Jun 9, 2004 11:04         Page 3 of 3